SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549

                   ___________________________


                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) November 5, 1999




                           CUCOS, INC.
       (Exact Name of Registrant as Specified in Charter)



     Louisiana                  0-12701           72-0915435
State or Other Jurisdiction   (Commission       (IRS Employer
of Incorporation               File Number)     Identification No.)



   110 Veterans Memorial Boulevard, Metairie, Louisiana 70005
     (Address of Principal Executive Officers)        (Zip Code)



Registrant's telephone number, including area code  (504) 835-0306


                         Not applicable
  (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events.

     On November 5, 1999, the holders of a majority of the outstanding common stock of Cucos, Inc., a Louisiana corporation (the "Company"), acted by written consent to replace all but one member of the Company's Board of Directors. The current board members are Elias Daher, Frank J. Ferrara, Jr., Joseph Feth, Thomas McCormick, James W. Osborn and Lee W. Randall. The Company released the attached press release to announce the action taken by written consent of a majority of the stockholders.

Item 7.  Exhibits.

Exhibit 99.    Press Release dated November 8, 1999.




                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CUCOS, INC.



Date: November 11, 1999                 By: /s/ Elias Daher
                                        Vice-President




                          Exhibit Index

Exhibit 99.    Press Release dated November 8, 1999.